Management Presentation August 2015

Forward looking statements 2 This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company“) will contain forward- looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

Unique business model and results  Highly resilient and profitable – Profitable last 50 quarters (1) – LTM 2Q15 Adjusted EBITDA $385mm (2) – LTM 2Q15 Return on Capital 17.4%(2)  Strong balance sheet – Rated BB and Ba3(3) – Debt/adjusted EBITDAR 1.7x(2) – $148mm in share repurchases LTM 2Q15 • $100 mm in share repurchase authority as of 7/29/15 – Recurring quarterly cash dividend of $0.30 per share  Management owns >20% 3 (1) Excluding non-cash mark to market hedge adjustments prior to 2008 and 4Q06 one time tax adjustment (2) See GAAP reconciliation and other calculations in Appendix (3) Corporate rating of Ba3 by Moody’s and BB by Standard & Poor’s

Advantages over the typical carrier 4  Leisure customer – Will travel in all economic conditions – Vacations are valued – price dependent  Small/medium cities – Filling a large void – Increasing opportunity - industry restructuring – Diversity of network - minimizes competition  Flexibility – Adjust rapidly to changing macro (fuel/economy) – Changes in supply - immediate impact on price – Minimize threat of irrational behavior from others  Low cost fleet – Match capacity to demand, highly variable – Low capital needs, higher free cash flow – Can grow and return cash to shareholders Built to be different Leisure customer Underserved markets Little competition Low cost aircraft Low frequency/variable capacity Unbundled pricing Closed distribution Bundled packages Highly profitable

Measured, profitable growth 5 195 226 233 271 175 200 225 250 275 300 2012 2013 2014 2Q15 Routes 6.95 7.89 8.69 9.21 6.00 7.00 8.00 9.00 10.00 2012 2013 2014 LTM 2Q15 A S M s - b ill io n s Scheduled ASMs $909 $996 $1,137 $1,195 $800 $900 $1,000 $1,100 $1,200 $1,300 2012 2013 2014 LTM 2Q15 U S D - m m Total revenue 63 66 70 75 60 70 2012 2013 2014 2Q15 Aircraft Aircraft number and routes are end of period

A very large niche Based on current published schedule through February 16, 2016 277 routes, 82 operating aircraft 89 small cities, 16 leisure destinations 6 Yellow dots – leisure destinations Blue dots – origination cities Large dots - bases

Little competition 34 243 Routes w competition Routes wo competition Current competitive landscape Uniquely built to profitably operate in underserved markets 7 Competitors – overlapping routes Legacy carriers 37 Brand / lower cost carriers 4 ULCC carriers 6 Based on current published schedule through Feb 16, 2016, announcements and cancellations as of July 24, 2015 Legacy carriers – American, Delta, Southwest, United. Brand / lower cost carriers – Alaska, Hawaiian, JetBlue ULCC carriers – Frontier, Spirit

Consolidation a catalyst US domestic seats 2007 vs 2015 by airport size 8 0 100 200 300 400 500 600 700 2007 2015 S e a ts - millio n s Large hubs 0 50 100 150 200 250 2007 2015 S e a ts - m ill io n s Medium hubs 0 20 40 60 80 100 2007 2015 S e a ts - millio n s Small hubs Hub classification by 2014 enplanements Large = Over 1.0% Medium = Between 0.25% and 1.0% Small = Between 0.05% and 0.25% 2007 seats - DOT T100 data for CY2007 (Diio T100 Summary by Originating Airport) 2015 seats - Diio Scheduled Level of Ops Report- 1/1/15-12/31/15

Low frequency model 9 3.5 4.0 4.5 5.0 5.5 6.0 6.5 7.0 7.5 8.0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec S y ste m b lock h o u rs/ A C/ d a y 2012 2013 2014 2015E Avg. block hours/AC/day 1 - Peak = peak is defined as 2/13-4/9, 6/5-8/13, 11/20-12/3, 12/18-12/31. Remaining is off peak 2 – Scheduled aircraft are end of year 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 2x 3x 4x 5x or greater % o f to tal d epa rt u re s Weekly frequency of departures Weekly market frequency Peak Off peak Leisure = seasonality Small cities = low frequency(1) 2012 2013 2014 2015E Sched AC 2 58 65 70 82

Aircraft utilization  Airbus aircraft allows previously marginal flying to be profitable – Longer routes (Bismarck, ND to Orlando) – Off-peak day flying (Columbus, OH to St. Pete Wed/Sat 2x weekly) – Off-peak season flying (Syracuse, NY to St. Pete in September) – Previously canceled markets (Ft. Wayne, IN to Phoenix) 10 LTM 2Q15 Utilization by A/C type Peak Off-Peak Average Airbus 11.6 7.0 9.6 Non-Airbus 7.2 2.0 5.0 All Aircraft 7.9 2.8 5.7 Utilization is block hours per aircraft per day

Low costs even with low utilization 7.7 JBLU 5.8 SAVE 7.3 ALK 6.6 ALGT 5.8 ALGT 2015 guided 5.0 5.5 6.0 6.5 7.0 7.5 8.0 5 6 7 8 9 10 11 12 13 14 CA S M e x f u e l (ce n ts ) Average daily utilization - LTM CASM ex fuel vs daily utilization 11 As of LTM 2Q15, ALGT – Allegiant, JBLU – JetBlue, ALK – Alaska mainline, SAVE – Spirit ALGT 2015 – midpoint of 2015 guided range for CASM ex fuel of (13) to (11)%

Airbus growth will help improve fuel burn 12 25.0% 30.0% 35.0% 40.0% 45.0% 2011 2012 2013 2014 LTM 2Q15 Fuel expense/total revenue 1 - As of LTM 2Q15  Fuel has greatest leverage to earnings – Fuel ~ 34% of total operating expense(1) – Airbus aircraft flew 26% of LTM 2Q15 scheduled block hours 62.0 63.0 64.0 65.0 66.0 67.0 68.0 69.0 70.0 2012 2013 2014 LTM 2Q15 Historical ASMs/gallon 1,078 1,009 777 732 700 800 900 1,000 1,100 757 MD-80 A320 A319 Gallons/block hour(1) System fuel cost $3.07 $3.18 $3.20 $3.01 $2.37

Airbus 13 Actual and projected fleet count of in service aircraft (based on signed contracts only) – end of period Total fleet includes A320, A319, MD-80 and Boeing 757 Total fleet count reflects assumptions of current market expectations, aircraft retirements, and is subject to change  Incremental growth aircraft  Continuously evaluate potential aircraft transactions and seek to acquire additional aircraft opportunistically 57 54 50 50 10 17 18 30 15 15 19 19 0 20 40 60 80 100 120 2015E 2016E 2017E 2018E Expected fleet MD80 + B757 A319 A320 82 86 87 99 4.8% 21.1% 26.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 2013 2014 LTM 2Q15 Airbus % of scheduled service ASMs

Financial growth without sacrificing margin 20.9% 22.5% 25.0% 32.2% 19.0% 21.0% 23.0% 25.0% 27.0% 29.0% 31.0% 33.0% 2012 2013 2014 LTM 2Q15 Adjusted EBITDA margin 14 $190 $224 $285 $385 $465 $476 $150 $200 $250 $300 $350 $400 $450 $500 2012 2013 2014 LTM 2Q15 2015 consensus 2016 consensus U S D - m m Adjusted EBITDA 14.6% 15.5% 17.6% 24.1% 14.0% 16.0% 18.0% 20.0% 22.0% 24.0% 26.0% 2012 2013 2014 LTM 2Q15 Adjusted Operating margin $4.06 $4.82 $6.37 $9.52 $12.43 $13.04 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 2012 2013 2014 LTM 2Q15 2015 consensus 2016 consensus Adjusted EPS Consensus - as of 8/6/15, First Call. EPS consensus reflects 12 analysts, EBITDA consensus reflects 9 analysts Adjusted amounts - see GAAP reconciliation and other calculations in Appendix

Cumulative return to shareholders $0.6 $17.4 $42.7 $96.5 $98.4 $ 1 0 3 .4 $ 1 8 7 .0 $ 3 2 6 .1 $ 4 0 8 .9 $14.9 $14.9 $53.5 $53.5 $95.3 $ 1 4 7 .6 -$50 $50 $150 $250 $350 $450 $550 2007 2008 2009 2010 2011 2012 2013 2014 2015 $ m m Share repurchases Dividends 15 $557m returned to shareholders since 2007 $100m remaining in share repurchase authority* *- As per announcement on July 29, 2015 **-Diluted share count in 2007 20.5m, share count 2014 17.8 m 2015 includes $44m returned through a special dividend declared in 2014 and paid in January 2015 2014 includes $42m returned through a special dividend declared in 2013 and paid in January 2014 Reduced diluted share count by 13% since 2007** Announced $0.30 per share quarterly cash dividend

 3Q15 TRASM (9) to (7)%  3Q15 CASM ex fuel (10) to (8)%  FY15 CASM ex fuel (13) to (11)%  3Q15 Fixed fee + other revenue $11mm to $13mm  FY15 CAPEX ~$290mm 3rd Quarter 2015 4th Quarter 2015 Full year 2015 System departures 23 to 27% 21 to 26% System ASMs 21 to 25% 21 to 26% 15 to 18% Scheduled departures 23 to 27% 21 to 26% Scheduled ASMs 21 to 25% 21 to 26% 15 to 18% Existing guidance 16 Guidance subject to change

Appendix

GAAP reconciliation Adjustment for special item 18 LTM 2Q15 2014 $mm – except per share amounts Net income as reported 138.2 86.7 + Add provision for income taxes, as reported 79.3 50.8 Income before income taxes as reported 217.5 137.1 + Other expense 27.2 20.2 Operating income 244.7 157.3 + Boeing 757 fleet write down 43.3 43.3 Adjusted operating income 288 200.6 - Other expense 27.2 20.2 Adjusted pre-tax income 260.8 180.4 - Provision for income tax 95.1 66.8 Adjusted net income 165.7 113.6 + Net loss attributable to noncontrolling interest (0.1) (0.4) Adjusted net income attributable to Allegiant Travel Co 165.6 113.2 Diluted shares (millions) 17.4 17.8 Earnings per share as adjusted for special item $9.52 $6.37 Total revenue 1,195.3 1,137.0 Adjusted operating margin 24.1% 17.6% Adjusted EBITDA margin 32.2% 25.2%

GAAP reconciliation EBITDA calculations 19 $mm LTM 2Q15 2014 2013 2012 Net Income 138.2 86.7 92.3 78.6 +Total comprehensive income (loss) 2.6 2.3 .6 (.4) +Provision for Income Taxes 79.3 50.8 54.9 46.2 +Other Expenses 1 27.3 20.4 8.5 7.8 +Depreciation and Amortization 94.5 83.4 69.3 57.5 =EBITDA 341.9 243.6 225.6 189.7 + Write down of Boeing 757 fleet 43.3 43.3 =Adjusted EBITDA 385.2 286.9 + Aircraft lease rental 6.0 15.9 9.2 0 =Adjusted EBITDAR 391.2 302.8 234.8 189.7 Total debt 627.6 593.1 234.3 150.9 +7 x annual rent 42 111.3 64.6 0 Adjusted total debt 669.6 704.4 298.9 150.9 =Adjusted Debt to Adjusted EBITDAR 1.7x 2.3x 1.3x 0.8x Average # of in service aircraft in period 71 69 63 60 =Adjusted EBITDA per aircraft 5.4 4.2 3.6 3.2 Interest expense 28.3 21.2 9.5 8.7 = Adjusted interest coverage 13.8x 14.3x 24.7x 21.8x 1- Ex unconsolidated affiliate earnings

GAAP reconciliation Return on equity 20 $mm LTM 2Q15 2014 2013 2012 2011 Adjusted net Income 165.6 113.6 92.3 78.6 49.4 Jun 2015 Jun 2014 Dec 2014 Dec 2013 Dec 2012 Dec 2011 Total shareholders equity 326.2 378.0 294.1 377.3 401.7 351.5 Return on equity 47% 34% 24% 21% 15% ROE = Net income / Avg shareholders equity Adjusted net income calculation found on Adjustment for special item GAAP reconciliation table

GAAP reconciliation Return on capital employed calculation $mm LTM 2Q15 2014 2013 2012 2011 + Adjusted net income 165.6 113.6 92.3 78.6 49.4 + Income tax 95.1 66.8 54.9 46.2 30.1 + Interest expense 28.3 21.2 9.5 8.7 7.2 - Interest income 1.0 0.8 1.0 1.0 1.2 288.0 200.4 155.7 132.5 85.5 + Interest income 1.0 0.8 1.0 1.0 1.2 Tax rate 36.4% 37.1% 37.4% 37.1% 37.9% Numerator 183.5 126.6 98.1 84.0 53.9 Total assets prior year 1,317.3 926.9 798.2 706.7 501.3 - Current liabilities prior year 315.4 287.5 210.7 177.6 166.6 + ST debt of prior year 51.5 20.2 11.6 8.0 16.5 Denominator 1,053.4 659.6 599.3 537.1 351.2 = Return on capital employed 17.4% 19.2% 16.4% 15.6% 15.3% 21 Adjusted net income calculation found on Adjustment for special item GAAP reconciliation table

GAAP reconciliation Free cash flow calculations 22 $mm LTM 2Q15 2014 2013 2012 2011 Cash from operations 356.3 269.8 196.9 176.8 129.9 - Cash CAPEX 296.9 279.4 177.5 105.1 88.0 = Free cash flow 59.4 (9.6) 19.4 71.7 41.9 2014 CAPEX is cash CAPEX and does not include $142m in assumed debt included in the $236.1m SPC Aircraft Acquisitions closed in June 2014

GAAP reconciliation Net debt 23 $mm Jun 2015 Dec 2014 Dec 2013 Dec 2012 Dec 2011 Current maturities of long term debt 65.2 53.8 20.2 11.6 7.9 Long term debt, net of current maturities 562.4 539.3 214.1 139.2 138.2 Total debt 627.6 593.1 234.3 150.8 146.1 Cash and cash equivalents 93.5 89.6 97.7 89.6 150.7 Short term investments 286.9 269.8 253.4 239.1 154.8 Long term investments 34.6 57.4 36.0 24.0 14.0 Total cash 415.0 416.8 387.1 352.7 319.5 = Net debt $212.6 $176.3 ($152.8) ($201.9) ($173.4) End of period

Revenue components 24 $88.90 $91.69 $91.30 $85.30 $80 $85 $90 $95 2012 2013 2014 LTM 2Q15 Average fare - scheduled service $5.48 $5.21 $4.56 $4.47 $4.00 $4.50 $5.00 $5.50 $6.00 2012 2013 2014 LTM 2Q15 Average fare - ancillary third party products $35.72 $40.52 $41.37 $44.52 $30.00 $35.00 $40.00 $45.00 2012 2013 2014 LTM 2Q15 Average fare - ancillary air-related charges $130 $137 $137 $134 $125 $130 $135 $140 2012 2013 2014 LTM 2Q15 Average fare - total All revenue is revenue per scheduled passenger

LTM 2Q15 cost per passenger Low cost drivers $37 $34 $39 $49 $12 $17 $11 $14 $10 $5 $8 $14 $24 $22 $51 $42 $21 $24 $29 $38 ALGT SAVE LUV JBLU 25 Source: Company filings Ownership includes depreciation & amortization + aircraft rent Other excludes special items and one-time charges for other carriers ALGT other excludes $43m Boeing 757 fleet write down Other Aircraft $59 $58 $77 $45 $80 $80 Ex fuel cost = $67 Fuel cost = $37 Total Allegiant = $104 Ex fuel cost = $99 Fuel cost = $39 Total Southwest = $138 Ex fuel cost = $108 Fuel cost = $49 Total JetBlue = $157 $56 $46 Ex fuel cost = $68 Fuel cost = $34 Total Spirit = $102 Fuel Ownership Maintenance Other Labor

Credit metrics 15.6% 16.4% 19.2% 17.4% 11.5% 5% 15% 2012 2013 2014 LTM 2Q15 LUV LTM 2Q15 26 Return on capital employed 21.0% 24.0% 34.0% 47.0% 21.5% 10% 20% 30% 40% 50% 2012 2013 2014 LTM 2Q15 LUV LTM 2Q15 Return on equity 21.9 x 23.7 x 14.3 x 13.8 x 29.1 x 10 15 20 25 30 35 2012 2013 2014 LTM 2Q15 LUV LTM 2Q15 Interest coverage 0.8 x 1.3 x 2.3 x 1.7 x 1.2 x 0 1 2 3 2012 2013 2014 LTM 2Q15 LUV LTM 2Q15 Debt / Adjusted EBITDAR LUV = Southwest Airlines, based on published information Please see GAAP reconciliation table in appendix for calculation

Strong cash generation $190 $225 $287 $385 $150 $200 $250 $300 $350 $400 2012 2013 2014 LTM 2Q15 $ m m 27 Adjusted EBITDA $3.2 $3.6 $4.2 $5.4 $3.0 $3.5 $4.0 $4.5 $5.0 $5.5 $6.0 2012 2013 2014 LTM 2Q15 $ m m Adj EBITDA per AC Free cash flow $72 $19 -$10 $59 -$25 $0 $25 $50 $75 $100 2012 2013 2014 LTM 2Q15 $ m m ($202) ($153) $176 $213 -$225 -$150 -$75 $0 $75 $150 $225 $300 2012 2013 2014 LTM 2Q15 $ m m Net debt See reconciliation tables Net debt is end of period EBITDA per AC is referring to average number of aircraft in service

Sources/uses of cash $105 $178 $279 $297 $0 $50 $100 $150 $200 $250 $300 $350 2012 2013 2014 LTM 2Q15 $ m m 28 CAPEX $9.3 $22.7 $168.8 $55.8 $0.0 $50.0 $100.0 $150.0 $200.0 2012 2013 2014 LTM 2Q15 $ m m Debt payments Cash from operations $177 $197 $270 $356 $0 $150 $300 $450 2012 2013 2014 LTM 2Q15 $ m m $44 $84 $181 $201 $0 $50 $100 $150 $200 $250 2012 2013 2014 LTM 2Q15 $ m m Returning cash to shareholders 2014 CAPEX is cash CAPEX and does not include $142m in assumed debt included in the $236.1m SPC Aircraft Acquisition closed in June 2014

Capitalization structure Actual 6/30/15 (MM USD) Debt to LTM Adj EBITDAR Rate Maturity Unrestricted cash 415.0 LTM Adjusted EBITDAR 391.2 Secured by AC 32.1 L + 2.95% Apr 2018 Secured by AC 122.2 L + 3.08% May 2018 Secured by AC 30.5 L + 2.95% May 2018 Secured by AC 32.2 3.99% Oct 2018 Secured by real estate 9.5 2.86% Oct 2018 Secured by AC 38.5 L + 2.46% Nov 2019 Secured by real estate 7.5 2.86% Mar 2020 Secured by AC 28.6 L + 1.70% Mar 2020 Secured by AC 26.5 L + 1.70% Jun 2020 Total secured debt 327.6 0.8x Senior notes 300 5.5% Jul 2019 Total debt 627.6 1.6x 7x LTM aircraft rent 42.1 Adjusted debt 669.7 1.7x 29